Dycom Q4 2020 Results February 26, 2020

Participants Agenda Steven E. Nielsen • Opening Comments & Q4 2020 Overview President & Chief Executive Officer • Industry Update Timothy R. Estes Chief Operating Officer • Financial & Operational Highlights H. Andrew DeFerrari Chief Financial Officer • Outlook Ryan F. Urness • Conclusion General Counsel • Q&A 2

Important Information Caution Concerning Forward-Looking Statements This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward- looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2019 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on February 26, 2020 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Opening Comments Strong Operating Cash Flows Operating cash flows of $191.8 million funded net debt reduction of $176.3 million and capital expenditures during Q4 2020 Liquidity of $337.3 million at Q4 2020 Solid Backlog Total backlog of $7.314 billion at Q4 2020 increased sequentially from $6.349 at Q3 2020 Operating Results Revenues were strong, but gross margin underperformed compared to the Company’s previously announced expectations for Q4 2020 Slow start with a customer whose activity is expected to increase in fiscal 2021 Large customer program experienced increased costs related primarily to particularly difficult soil conditions in two markets that are approaching completion and the rollout of a new system by this customer Outlook Significant majority of the markets under a large customer program will complete their initial phase during 2H FY2021 This initial phase will be substantially complete by the end of January 2021 in 90% of the markets Dycom serves 4

Contract Revenues Q4 2020 Overview Contract revenues Organic revenue growth of 1.3%, excluding $20.4 million in prior year storm restoration services during Q4 2019 Increased demand from 3 of the Company’s top 5 customers Operating performance Non-GAAP Adjusted EBITDA for Q4 2020 of $44.5 million, or 6.0% of contract revenues, compared to Non-GAAP Adjusted $59.8 million, or 8.0% of contract revenues, for Q4 2019 Diluted EPS Non-GAAP Adjusted Loss per Common Share of ($0.23) for Q4 2020 compared to $0.10 Non-GAAP Adjusted Diluted Earnings per Common Share for Q4 2019 Liquidity Ample liquidity of $337.3 million at the end of Q4 2020 consisting of availability under Senior Credit Facility and cash balances Reduced net debt by $176.3 million during Q4 2020 No outstanding revolver borrowings at the end of Q4 2020 5

Industry Update Industry increasing network bandwidth dramatically Major industry participants constructing or upgrading significant wireline networks across broad sections of the country generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Industry effort required to deploy these converged networks continues to meaningfully broaden Dycom’s set of opportunities Dycom’s competitively unparalleled scale and financial strength position it well to deliver valuable services to its customers Currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in dozens of metropolitan areas to several customers Potential wired network construction opportunities exist outside of traditional customer franchise boundaries Customers are pursuing multi-year initiatives that are being planned and managed on a market by market basis Dycom’s ability to provide integrated planning, engineering and design, procurement and construction and maintenance services is of particular value to several industry participants 6

Contract Revenues Non-GAAP Organic Growth (Decline) %1 Top 5 Customers Q4 2020 Organic growth (decline): 1.3% (1.2)% 10.6% Top 5 customers represented 77.2% and 79.7% of contract revenues in Q4 2020 and Q4 2019, respectively Total Customers Top 5 Customers All Other Customers Q4 2020 % of contract revenues from remaining Top 10 customers: 3.3% 31.1% 45.9% 3.2% 1.8% 1.2% 1.0% 0.9% Verizon CenturyLink Windstream Charter Frontier Dominion Energy Crown Castle Edison International 7

Backlog and Awards Backlog2 Employee Headcount Selected Q4 2020 Awards and Extensions: Customer Description Area Term CenturyLink Construction & Utah, Colorado, South Dakota, Nebraska, Kansas, Minnesota, Iowa, 3 years Maintenance Services Missouri, Louisiana, Ohio, Virginia, Tennessee, North Carolina, Florida AT&T Construction Services Ohio, Tennessee, North Carolina, Georgia 3 years Verizon Engineering & Various 3 years Construction Services Comcast Engineering Services Michigan, Massachusetts, Pennsylvania, Maryland, Delaware, Georgia 1 Year 8 Various Locating Services Oregon, California, Indiana, Ohio, Virginia, New Jersey 3 years

Financial Highlights As % of Contract Revenues Revenues of $737.6 million in Q4 2020 increased organically 1.3% from the comparable prior period after excluding $20.4 million in prior year storm restoration services during Q4 2019 Increased demand from 3 of the Company’s top 5 customers 9

Liquidity Overview $ Millions October 26, 2019 January 25, 2020 $ Millions Q4 2019 Q4 2020 Cash and equivalents $ 11.8 $ 54.6 Cash Flow Summary Cash provided by operating activities $ 142.8 $ 191.8 Senior Credit Facility, matures Oct 2023:3 Capital expenditures, net of disposals $ (33.8) $ (15.8) Revolving Facility $ 103.0 $ - Borrowings (payments) on Senior Credit Facility $ - $ (108.6) Term Loan Facilities 450.0 444.4 Purchase of 0.75% Convertible Senior Notes, net of discount $ - $ (24.3) 0.75% Convertible Senior Notes, mature Sept 2021 Other financing & investing activities, net $ (3.1) $ (0.3) (the "Notes") Notional Value: 485.0 460.0 Total Notional Amount of Debt $ 1,038.0 $ 904.4 Total Days Sales Outstanding ("DSO")6 103 130 Net Debt (Notional Debt less Cash) $ 1,026.2 $ 849.8 Total Notional Amount of Debt (see above) $ 1,038.0 $ 904.4 Unamortized debt discount and debt fees on 0.75% Convertible Senior Notes (45.3) (37.5) Debt, net of debt discount and fees $ 992.7 $ 866.9 Availability on Revolving Facility4 $ 207.7 $ 287.0 Liquidity5 $ 219.6 $ 337.3 Reduced net debt by $176.3 million during Q4 2020 Robust operating cash flows funded net debt reduction during Q4 2020 . Repaid $103.0 million of revolving borrowings DSO increase attributable to growth on large customer program . Repaid $5.6 million of term loan borrowings . Purchased $25.0 million of principal amount of Notes Capital expenditures, net of disposals for fiscal 2021 anticipated at . Increased cash by $42.7 million $120 - $130 million Liquidity of $337.3 million at January 25, 2020 10

Outlook for Quarter Ending April 25, 2020 (Q1 2021) $ Millions (except per share amounts) Q1 2020 Outlook Outlook Outlook Q1 2020 Q1 2021 Q1 2020 Q1 2021 Contract revenues $833.7 $730 - $780 Depreciation $41.0 $41.1 - $41.9 GAAP Diluted Earnings (Loss) per Common $0.45 $(0.20) - $(0.03) Amortization $5.3 $5.2 Share Non-GAAP Stock-Based Compensation $3.5 $1.8 - $2.6 (Included in General & Administrative Expense) Non-GAAP Adjusted Diluted Earnings (Loss) $0.53 $(0.09) - $0.08 Non-GAAP Adjusted Interest Expense $7.3 $6.9 - $7.0 per Common Share (Excludes non-cash amortization of debt discount of $4.9 for Q1 2020 & expectation of $4.9 for Q1 2021) Non-GAAP Adjusted EBITDA % 8.8% Non-GAAP Other income, net $5.7 $2.8 - $3.3 of contract revenues Adjusted EBITDA % (Includes Gain on sales of fixed assets of $6.7 for decreases from Q1 Q1 2020 and expectation of $3.7 - $4.2 for Q1 2021) 2020 Non-GAAP Adjusted Effective Income Tax Rate 27.2% 27.5% (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.6 - 31.8 million7 11

Looking Ahead to the Quarter Ending July 25, 2020 (Q2 2021) $ Millions (except per share amounts) Q1 2020 Outlook Outlook Outlook Q2 2020 Q2 2021 Q2 2020 Q2 2021 Contract revenues $884.2 Range from Depreciation $41.9 $41.2 - $42.0 low-single digit decrease to Amortization $5.3 $5.2 low- single digit Stock-based compensation $2.3 $2.0 - $3.2 increase as a % of (Included in General & Administrative Expense) revenue compared to Q2 2020 Non-GAAP Adjusted Interest Expense $7.9 $7.2 - $7.4 (Excludes non-cash amortization of debt discount of Non-GAAP Adjusted EBITDA % 10.2% Non-GAAP $5.0 for Q2 2020 & expectation of $5.0 for Q2 2021) of contract revenues (excluding Adjusted EBITDA % Other income, net $4.0 $0.3 - $0.8 amounts in line (Includes Gain on sales of fixed assets of $4.8 for described Q2 2020 and expectation of $1.3 - $1.8 for Q2 2021) below) Non-GAAP Adjusted Effective Income Tax Rate 27.3% 27.5% (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million For comparative purposes: In addition to other adjustments discussed on our website, Non-GAAP Adjusted EBITDA % in Q2 2020 of 10.2% excludes $11.8 million of earnings for a contract modification on a large customer program for services performed in periods prior to Q2 2020 and also excludes the related impact of performance-based compensation 12

Conclusion Firm and strengthening end market opportunities Fiber deployments enabling new wireless technologies are underway in many regions of the country Wireless construction activity in support of expanded coverage and capacity continued to grow through the deployment of enhanced macro cells and new small cells Recently completed or have begun work associated with several thousand 5G small cell sites across 11 states Telephone companies are deploying FTTH to enable 1 gigabit high speed connections Cable operators are deploying fiber to small and medium businesses and enterprises; Fiber deep deployments to expand capacity are increasing Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing dramatically Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of Dycom’s maintenance and operations business Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for wired and converged wireless/wireline networks Encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives 13

Notes 1) Organic growth (decline) % adjusted for revenues from acquired businesses and storm restoration services, when applicable. 2) The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 3) The Company had $52.3 million of standby letters of credit outstanding under the Senior Credit Facility at both January 25, 2020 and October 26, 2019. 4) As of January 25, 2020, Availability on Revolving Facility includes $4.3 million representing the incremental amount of eligible cash and equivalents above $50 million as permitted by the Company’s Senior Credit Facility. As of October 26, 2019, there was no incremental amount included as Cash and equivalents were less than $50 million. 5) As of January 25, 2020, Liquidity represents the sum of the Availability on Revolving Facility, the $50 million threshold amount of cash and equivalents referred to in footnote five above and other available cash and equivalents. As of October 26, 2019, Liquidity represents the sum of the Availability on Revolving Facility and cash and equivalents. 6) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities (formerly referred to as billings in excess of costs and estimated earnings) divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 7) GAAP loss per common share and Non-GAAP Adjusted Loss per Common Share for the quarter ending April 25, 2020 is calculated using 31.6 million shares, which excludes common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Earnings per Common Share for the quarter ending April 25, 2020 is calculated using 31.8 million shares. 14